JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2009 to December 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/1/2009
Issuer Capital One Capital V (COF 10.25% August 15, 2039)
Cusip 14043CAB
Bonds 200,000
Offering Price $98.85
Spread $1.25
Cost $197,692
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.68%
Syndicate Members Bank of America, Merrill Lynch, JP Morgan Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 7/1/2009
Issuer Wind Acquisition Finance S.A. (WINDIM 11.75% July 15, 2017 144A)
Cusip 97314XAE
Bonds 200,000
Offering Price $97.49
Spread $1.75
Cost $194,984
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.50%
Syndicate Members Banca IMI, BNP Paribas/ London Calyon, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, MPS Capital Services, Royal Bank of Scotland, UniCredit Group,Banca Akros, ING Bank NV, Mediobanca-Banca di Credito Finanz, Merrill Lynch, Natixis
Fund Pacholder High Yield Fund
Trade Date 7/13/2009
Issuer Yonkers Raceway Corporation (YONKER 11.375% July 15, 2016 144A)
Cusip 986141AA7
Bonds 150,000
Offering Price $97.10
Spread $2.25
Cost $145,643
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 0.09%
Syndicate Members Credit Suisse,  JP Morgan,
Fund Pacholder High Yield Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.00% August 15, 2016 144A)
Cusip 78401FAA
Bonds 60,000
Offering Price $99.33
Spread $2.00
Cost $59,598
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.25% August 15, 2019 144A)
Cusip 78401FAB
Bonds 65,000
Offering Price $99.15
Spread $2.00
Cost $64,449
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.02%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/5/2009
Issuer Iron Mountain Inc. (IRM 8.375% August 15, 2021)
Cusip 46284PAM
Bonds 125,000
Offering Price $99.63
Spread $1.50
Cost $124,531
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.99%
Syndicate Members Bank of America  Merrill Lynch, Barclays Capital, JP Morgan, Scotia Capital Inc., Morgan Stanley, RBS Securities Inc., Deutsche Bank Securities Inc., HSBC Securities
Fund Pacholder High Yield Fund
Trade Date 8/11/2009
Issuer Medicom  Capital Corporation (MCCC 9.125% August 15, 2019 144A)
Cusip 58445MAK
Bonds 120,000
Offering Price $97.62
Spread $1.75
Cost $117,146
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.23%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, JP Morgan Securities, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/13/2009
Issuer NII Capital Corporation (NIHD 10.00% August 15, 2016 144A)
Cusip 67021BAA
Bonds 275,000
Offering Price $97.57
Spread $2.13
Cost $268,312
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.59%
Syndicate Members JP Morgan Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 9/11/2009
Issuer Global Crossing Limited (GLBC 12.00% September 15, 2015 144A)
Cusip 37932JAB
Bonds 35,000
Offering Price $97.94
Spread $2.25
Cost $34,280
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.19%
Syndicate Members Credit Suisse, Goldman Sachs & Co, Jpmorgan Securities, Jefferies & Co
Fund Pacholder High Yield Fund
Trade Date 9/16/2009
Issuer Ford Motor Credit Company LLC (F 8.70% October 1, 2014)
Cusip 345397VL
Bonds 750,000
Offering Price $98.81
Spread $1.50
Cost $741,038
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.11%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Morgan Stanley & Co. Inc, Barclays Capital Inc. BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc, RBS Securities Inc, UBS Securites LLC
Fund Pacholder High Yield Fund
Trade Date 9/17/2009
Issuer MGM Mirage Inc. (MGM 11.375% March 1, 2018 144A)
Cusip 552953BM
Bonds 250,000
Offering Price $97.40
Spread $2.25
Cost $243,490
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 1.47%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Wells Fargo, RBS Securities Inc
Fund Pacholder High Yield Fund
Trade Date 9/23/2009
Issuer Delta Air Lines (DAL 9.50% September 15, 2014 144A)
Cusip 247361ZC
Bonds 35,000
Offering Price $98.56
Spread $2.00
Cost $34,497
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.19%
Syndicate Members Barclay Capital, JPMorgan Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 9/29/2009
Issuer Gannett Co Inc (GCI 8.75% November 15, 2014 144A)
Cusip 364725AM
Bonds 80,000
Offering Price $98.47
Spread $2.00
Cost $78,772
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey,
Fund Pacholder High Yield Fund
Trade Date 9/29/2009
Issuer Gannett Co Inc (GCI 9.375% November 15, 2017 144A)
Cusip 364725AP
Bonds 135,000
Offering Price $98.58
Spread $2.00
Cost $133,086
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.34%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets  Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 10/5/2009
Issuer K. Hovnanian Entreprises (HOV 10.625% October 15, 2016 144A)
Cusip 442488BF
Bonds 325,000
Offering Price $98.21
Spread $1.75
Cost $319,176
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.78%
Syndicate Members Citigroup Global Markets, Credit Suisse, Banc of America Securities, Deutsche Bank Securities, JP Morgan Securities, Wells Fargo & Co.
Fund Pacholder High Yield Fund
Trade Date 10/5/2009
Issuer United Airlines, Inc. (UAUA 10.40% November 1, 2016)
Cusip 902552AB
Bonds 200,000
Offering Price $100.00
Spread $1.35
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.61%
Syndicate Members JP Morgan Securities, Morgan Stanley, Goldman Sachs & Co.
Fund Pacholder High Yield Fund
Trade Date 10/9/2009
Issuer Solutia Inc. (SOA 8.75% November 1, 2017)
Cusip 834376AK
Bonds 60,000
Offering Price $100.00
Spread $2.25
Cost $60,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.57%
Syndicate Members Citigroup Global Markets Deutsche Bank Securities, Jefferies & Co, JP Morgan, Fifth Third Bank, HSBC Securities, KBC Bank
Fund Pacholder High Yield Fund
Trade Date 10/14/2009
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
Cusip 458207AG
Bonds 300,000
Offering Price $99.17
Spread $2.00
Cost $297,498
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.13%
Syndicate Members Banc of America Securites, Barclays Capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs & Co, JP Morgan Securities
Fund Pacholder High Yield Fund
Trade Date 10/19/2009
Issuer Viasat Inc. (VSAT 8.875% September 15, 2016 144A)
Cusip 92552VAA
Bonds 25,000
Offering Price $98.76
Spread $2.50
Cost $24,689
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.35%
Syndicate Members Banc of America Securities, JP Morgan, Wells Fargo Securities, Oppenheimer & Co, Stephens Inc.
Fund Pacholder High Yield Fund
Trade Date 10/20/2009
Issuer MDC Partners Inc. (MDCA 11.00% November 1, 2016 144A)
Cusip 552697AD
Bonds 25,000
Offering Price $95.34
Spread $2.50
Cost $23,834
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 0.43%
Syndicate Members Goldman Sachs & Co, BMO Capital Markets Corp, Jefferies & Co, JP Morgan, RBC Capital Markets, Scotia Capital, UBS Securities, William Blair & Co.
Fund Pacholder High Yield Fund
Trade Date 10/22/2009
Issuer Navios Maritime Holdings (NAVIOS 8.875% November 1, 2017 144A)
Cusip 639365AC
Bonds 165,000
Offering Price $98.60
Spread $2.00
Cost $162,695
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.89%
Syndicate Members Bank of America Securities, JP Morgan, Commerzbank Capital Markets Corp, DnB NOR Bank, DVB Capital Markets, S. Goldman Advisors
Fund Pacholder High Yield Fund
Trade Date 10/22/2009
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
Cusip 63934EAM
Bonds 225,000
Offering Price $96.33
Spread $1.65
Cost $216,738
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.66%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Credit Suisee, Deutsche Bank, Goldman Sachs & Co, JP Morgan, RBC Capital, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 10/27/2009
Issuer Universal City Development (UCD 10.875% November 15, 2016 144A)
Cusip 913405AF
Bonds 40,000
Offering Price $98.80
Spread $2.50
Cost $39,518
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering  purchased by firm 0.42%
Syndicate Members Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanely
Fund Pacholder High Yield Fund
Trade Date 10/27/2009
Issuer Universal City Development (UCD 8.875% November 15, 2015 144A)
Cusip 913405AD
Bonds 35,000
Offering Price $98.86
Spread $2.25
Cost $34,600
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering  purchased by firm 0.49%
Syndicate Members Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanely
Fund Pacholder High Yield Fund
Trade Date 10/28/2009
Issuer Berry Plastics Escrow (BERRY 8.25% November 15, 2015 144A)
Cusip 08579AAA
Bonds 165,000
Offering Price $98.84
Spread $2.25
Cost $163,088
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering  purchased by firm 2.02%
Syndicate Members Banc of America Securities, Barclays Capital, JP Morgan
Fund Pacholder High Yield Fund
Trade Date 10/29/2009
Issuer Associated Materials LLC (SIDE 9.875% November 15, 2016 144A)
Cusip 04570TAA
Bonds 300,000
Offering Price $98.76
Spread $3.00
Cost $296,271
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.38%
Syndicate Members JP Morgan, UBS Securities, Wells Fargo & Co.
Fund Pacholder High Yield Fund
Trade Date 11/3/2009
Issuer Colt Defense LLC (CLTDEF 8.75% November 15, 2017 144A)
Cusip 19686TAA
Bonds 25,000
Offering Price $98.59
Spread $2.25
Cost $24,648
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.52%
Syndicate Members JP Morgan Securities, Morgan Stanley & Co
Fund Pacholder High Yield Fund
Trade Date 11/3/2009
Issuer Cott Beverages Inc (BCB 8.375% November 15, 2017 144A)
Cusip 221643AC
Bonds 105,000
Offering Price $98.58
Spread $2.00
Cost $103,504
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Bank PLC, Deutsche Bank, JP Morgan
Fund Pacholder High Yield Fund
Trade Date 11/4/2009
Issuer Virgin Media Finance PLC (VMED 8.375% October 15, 2019)
Cusip 92769VAB
Bonds 75,000
Offering Price $98.36
Spread $1.48
Cost $73,773
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.86%
Syndicate Members BNP Paribas, Calyon New York, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JP Morgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 11/10/2009
Issuer Toys R US  (TOY 8.50% December 1, 2017 144A)
Cusip 89236MAA
Bonds 285,000
Offering Price $98.57
Spread $1.97
Cost $280,933
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering  purchased by firm 1.77%
Syndicate Members Banc of America Securities, Deutsche bank, Goldman Sachs & Co, Wells Fargo & Co, Barclays Capital, Citigroup Global Markets, Credit Suisse, JP Morgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 11/12/2009
Issuer Antero Resources Finance (ANTERO 9.375%  December 1, 2017 144A)
Cusip 03674PAA
Bonds 150,000
Offering Price $99.30
Spread $2.50
Cost $148,949
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.52%
Syndicate Members Barclays Capital, JP Morgan, Wells Fargo & Co, BNP Paribas, Calyon Securities, Comerica Securities, Credit Suisse, Deutsche Bank, Keybanc Capital Markets, Lloyds TSB Corporate Markets, Mitsubishi UFJ Securities, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 11/13/2009
Issuer Revlon Consumer Products Corporation (REV 9.75% November 15, 2015 144A)
Cusip 761519BA
Bonds 155,000
Offering Price $98.90
Spread $2.00
Cost $153,295
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.09%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, JP Morgan
Fund Pacholder High Yield Fund
Trade Date 11/17/2009
Issuer UnityMedia GmbH (UNITY 8.125% December 1, 2017 144A)
Cusip 90320RAA
Bonds 150,000
Offering Price $97.84
Spread $2.50
Cost $146,766
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.62%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JP Morgan
Fund Pacholder High Yield Fund
Trade Date 12/7/2009
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
Cusip 46612KAA
Bonds 55,000
Offering Price $98.99
Spread $2.00
Cost $54,443
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 1.68%
Syndicate Members Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund Pacholder High Yield Fund
Trade Date 12/10/2009
Issuer Wind Acquisition Holding (WINDIM 12.25% July 15, 2017 144A)
Cusip 97315LAA
Bonds 205,000
Offering Price $98.33
Spread $1.75
Cost $201,566
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.82%
Syndicate Members Morgan Stanley, Banca IMI, Calyon Securities, Citigroup Global Markets, JP Morgan, Natixis Bleichroeder Inc.
Fund Pacholder High Yield Fund
Trade Date 12/16/2009
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
Cusip 581241AA
Bonds 200,000
Offering Price $97.53
Spread $1.75
Cost $195,066
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 2.29%
Syndicate Members Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities